UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 27, 2024

VolitionRx Limited
(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1489 West Warm Springs Road, Suite 110 Henderson, Nevada	89014
(Address of Principal Executive Offices)	(Zip Code)

+1 (646) 650-1351

(Registrant’s telephone number, including area code )

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,par value $0.001 per share	VNRX	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

VOLITIONRX LIMITED

Form 8-K

Current Report

Item 7.01. Regulation FD Disclosure.

On June 27, 2024, VolitionRx Limited (the “Company”) issued a press release announcing the availability of the Company’s mid-year review on the Investor Relations page of its website at https://ir.volition.com/. Copies of the Company’s press release and the mid-year review are furnished hereto as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated in this Item 7.01 in their entirety.

The contents found at Volition's website address are not incorporated by reference into this document and should not be considered part of this document.  The address for Volition's website is included in this document as an inactive textual reference only.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of VolitionRx Limited, dated June 27, 2024.
99.2	2024 Mid-Year Review, dated June 27, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED
Date June 27, 2024	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of VolitionRx Limited, dated June 27, 2024.
99.2	2024 Mid-Year Review, dated June 27, 2024.

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